Exhibit 99.1

                                                        [LOGO OF NAYNA NETWORKS]

Nayna Networks, Inc.
4699 Old Ironsides Drive #420
Santa Clara, CA 95054
Phone (408) 956-8000
Fax (408) 956-8730



                Nayna Networks Completes Strategic Funding Round


Santa Clara, Calif., USA - November 23, 2005 - Nayna Networks, Inc., (OTCBB:
NAYN), a provider of next generation network solutions, today announced a funding of up to $4.8 million from institutional funds. The investment is in the form of callable secured convertible notes, which mature three years from the date of issuance and under certain conditions are convertible into Nayna common stock. In connection with the funding, Nayna has agreed to issue the investors warrants to purchase up to 2.4 million shares of Nayna common stock with an exercise price of $1.00 per share and an expiration date of five years from the date of issuance. Under terms of the funding Nayna has agreed to register the shares that underlie the notes and warrants. The investment funds, notes and warrants will be delivered in three equal tranches. The first tranche was delivered on the closing date, November 17, 2005; the second tranche will be delivered within five business days following the filing of a registration statement with the Securities & Exchange Commission; and the third tranche will be delivered within five business days following the date on which the Securities & Exchange Commission has declared the registration statement effective.

The funding marks Nayna Networks' latest step in its growth strategy. "We believe that the high level of enthusiasm from institutional investors in this funding round is a strong vote of confidence of the opportunity and value that Nayna represents," said Naveen Bisht, president and CEO, Nayna Networks. "The total amount of funding is consistent with our overall funding targets and philosophy. Now, we have the team and the funding in place to aggressively move forward with our strategic plans."

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

About Nayna Networks, Inc.

Nayna Networks, Inc., delivers next generation network solutions. More information is available at http://www.nayna.com/.

                                                        [LOGO OF NAYNA NETWORKS]

Nayna Networks, Inc.
4699 Old Ironsides Drive #420
Santa Clara, CA 95054
Phone (408) 956-8000
Fax (408) 956-8730

In addition, all shareholders and interested parties are invited to sign into our private Corporate Guest Book at http://www.CorporateGuestBook.com/?NAYN to receive timely updates and information on future developments.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among others, statements relating to the delivery of the investment funds, notes and warrants, the filing of a registration statement and approval of the registration statement by the Securities and Exchange Commission. Statements regarding future events are based on Nayna's current expectations and are necessarily subject to associated risks related to, among other things, the delivery of the investment funds by Nayna's investors, obtaining regulatory approval of the registration statement and Nayna's ability to execute on its strategic plan. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For more information regarding Forward Looking Statements and related risks, see the "Risk Factors" section of Nayna's filings with the SEC. The company undertakes no obligation to revise or update any forward-looking statements for any reason.

All products or services mentioned in this document are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

Contact Information

Nayna Networks, Inc.
Jim Connor, 408-956-8000 x831
jim@nayna.com








                                                                               2